Exhibit 21.1

LIST OF SUBSIDIARIES

The attached lists the subsidiaries of Energy Transfer Equity, L.P., which upon the completion of the proposed merger transactions, will constitute the subsidiaries of Energy Transfer Corp LP.

SUBSIDIARIES OF ENERGY TRANSFER EQUITY, L.P., a Delaware limited partnership:

Eastern Gulf Crude Access, LLC, a Delaware limited liability company

Energy Transfer LNG Export, LLC, a Delaware limited liability company

Energy Transfer LNG Holdings, LLC, a Delaware limited liability company

Energy Transfer Partners GP, L.P., a Delaware limited partnership

Energy Transfer Partners, L.L.C., a Delaware limited liability company

Energy Transfer Partners, L.P., a Delaware limited partnership

ET Crude Oil Terminals, LLC, a Delaware limited liability company

ET LNG GP, LLC, a Delaware limited liability company

ET LNG LP, a Delaware limited partnership

ETC Illinois LLC, a Delaware limited liability company

ETCO Holdings LLC, a Delaware limited liability company

ETE Common Holdings, LLC, a Delaware limited liability company

ETE GP Acquirer LLC, a Delaware limited liability company

ETE Services Company, LLC, a Delaware limited liability company

ETE Sigma Holdco, LLC, a Delaware limited liability company

Lake Charles LNG Company, LLC, Delaware limited liability company

Lake Charles LNG Export, LLC, a Delaware limited liability company

Sunoco GP LLC, a Delaware limited liability company

Sunoco Partners Lease Acquisition & Marketing LLC, a Delaware limited liability company

Sunoco Partners LLC, a Pennsylvania limited liability company

SUBSIDIARIES OF ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership:

Aqua-PVR Water Services LLC, a Delaware limited liability company

Arguelles Pipeline SRL, a Mexico SRL

Atlantic Petroleum (Out) LLC, a Delaware limited liability company

Atlantic Petroleum Corporation, a Delaware corporation

Atlantic Petroleum Delaware Corporation, a Delaware corporation

Atlantic Pipeline (Out) L.P. Texas limited partnership

Atlantic Refining & Marketing Corp., a Delaware corporation

Aventine Renewable Energy Holdings, Inc., a Delaware corporation

Bakken Holdings Company LLC, a Delaware limited liability company

Bayou Bridge Pipeline, LLC, a Delaware limited liability company

BBP Construction Management, LLC, Delaware limited liability company

CBC/Leon Limited Partnership, an Oklahoma limited partnership

CCE Acquisition LLC, a Delaware limited liability company

CCE Holdings, LLC, a Delaware limited liability company

CDM Holdings LLC, a Delaware limited liability company

CDM Resource Management LLC, a Delaware limited liability company

Chalkley Gathering Company, LLC, a Texas limited liability company

Citrus Energy Services, Inc., a Delaware corporation

Citrus ETP Finance LLC, a Delaware limited liability company

Citrus, LLC, a Delaware limited liability company

Clean Air Action Corporation, a Delaware corporation

CMA Pipeline Partnership, LLC, a Texas limited liability company

Comanche Trail Pipeline, LLC, a Texas limited liability company

Connect Gas Pipeline LLC, a Delaware limited liability company

CrossCountry Alaska, LLC, a Delaware limited liability company

CrossCountry Citrus, LLC, a Delaware limited liability company

CrossCountry Energy, LLC, a Delaware limited liability company

Dakota Access Holdings, LLC, a Delaware limited liability company

Dakota Access, LLC, a Delaware limited liability company

DAPL-ETCO Construction Management, LLC, a Delaware limited liability company

DAPL-ETCO Operations Management, LLC, a Delaware limited liability company

Dulcet Acquisition LLC, a Delaware limited liability company

Eastern Gulf Crude Access, LLC, a Delaware limited liability company

Edwards Lime Gathering, LLC, a Delaware limited liability company

ELG Oil LLC, a Delaware limited liability company

ELG Utility LLC, a Delaware limited liability company

EM Energy Pipeline Pennsylvania LLC, a Delaware limited liability company

Energy Transfer Canada, LLC, a Delaware limited liability company

Energy Transfer Crude Oil Company, LLC, a Delaware limited liability company

Energy Transfer Data Center, LLC, a Delaware limited liability company

Energy Transfer Dutch Holdings, LLC, a Delaware limited liability company

Energy Transfer Employee Management Company, a Delaware corporation

Energy Transfer Fuel GP, LLC, a Delaware limited liability company

Energy Transfer Fuel, LP, a Delaware limited partnership

Energy Transfer Group, LLC, a Texas limited liability company

Energy Transfer International Holdings LLC, a Delaware limited liability company

Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company

Energy Transfer LNG Export, LLC, a Delaware limited liability company

Energy Transfer Mexicana, LLC, a Delaware limited liability company

Energy Transfer Peru LLC, a Delaware limited liability company

Energy Transfer Rail Company, LLC, a Delaware limited liability company

Energy Transfer Retail Power, LLC, a Delaware limited liability company

Energy Transfer Technologies, Ltd., a Texas limited partnership

Energy Transfer Terminalling Company, LLC, a Delaware limited liability company

Enhanced Service Systems, Inc., a Delaware corporation

ET Company I, Ltd., a Texas limited partnership

ET Crude Oil Terminals, LLC, a Delaware limited partnership

ET Fuel Pipeline, L.P., a Delaware limited partnership

ET Rover Pipeline Canada, ULC, a BC, Canada unlimited liability company

ET Rover Pipeline LLC, a Delaware limited liability company

ETC Bayou Bridge Holdings, LLC, a Delaware limited liability company

ETC Compression, LLC, a Delaware limited liability company

ETC Endure Energy L.L.C., a Delaware limited liability company

ETC Energy Transfer, LLC, a Delaware limited liability company

ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company

ETC Fayetteville Operating Company, LLC, a Delaware limited liability company

ETC Field Services LLC, a Delaware limited liability company

ETC Gas Company, Ltd., a Texas limited partnership

ETC Gathering, LLC, a Texas limited liability company

ETC Hydrocarbons, LLC, a Texas limited liability company

ETC Illinois LLC, a Delaware limited liability company

ETC Interstate Procurement Company, LLC, a Delaware limited liability company

ETC Intrastate Procurement Company, LLC, a Delaware limited liability company

ETC Katy Pipeline, Ltd., a Texas limited partnership

ETC KR Pipeline LLC, a Delaware limited liability company

ETC Lion Pipeline, LLC, a Delaware limited liability company

ETC M-A Acquisition LLC, a Delaware limited liability company

ETC Marketing, Ltd., a Texas limited partnership

ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company

ETC New Mexico Pipeline, L.P., a New Mexico limited partnership

ETC NGL Marketing, LLC, a Texas limited liability company

ETC NGL Transport, LLC, a Texas limited liability company

ETC North Dakota Terminalling, LLC, a Delaware limited liability company

ETC Northeast Development, LLC, a Delaware limited liability company

ETC Northeast Pipeline, LLC, a Delaware limited liability company

ETC Oasis GP, LLC a Texas limited liability company

ETC Oasis, L.P., a Delaware limited partnership

ETC Texas Pipeline, Ltd., a Texas limited partnership

ETC Tiger Pipeline, LLC, a Delaware limited liability company

ETC Water Solutions, LLC, a Delaware limited liability company

ETCO Holdings LLC, a Delaware limited liability company

ETE Holdco Corporation, a Delaware corporation

ETP Crude LLC, a Texas limited liability company

ETP Holdco Corporation, a Delaware corporation

ETP Retail Holdings, LLC, a Delaware limited liability company

ETP Retail Holdings, LLC, a Delaware limited liability company

Evergreen Assurance, LLC, a Delaware limited liability company

Evergreen Capital Holdings, LLC, a Delaware limited liability company

Evergreen Resources Group, LLC, a Delaware limited liability company

Fayetteville Express Pipeline, LLC, a Delaware limited liability company

FEP Arkansas Pipeline, LLC, an Arkansas limited liability company

Fieldcrest Resources LLC, a Delaware limited liability company

Five Dawaco, LLC, a Texas limited liability company

Florida Gas Transmission Company, LLC, a Delaware limited liability company

FrontStreet Hugoton LLC, a Delaware limited liability company

Galveston Bay Gathering, LLC, a Texas limited liability company

Gulf States Transmission LLC, a Louisiana limited liability company

Helios Assurance Company, a Limited Bermuda other

Heritage ETC GP, L.L.C., a Delaware limited liability company

Heritage ETC, L.P., a Delaware limited partnership

Heritage Holdings, Inc., a Delaware corporation

Hesco Gathering Company, LLC, a Texas limited liability company

Hesco Pipeline Company, L.L.C., a Texas limited liability company

Houston Pipe Line Company LP, a Delaware limited partnership

HP Houston Holdings, L.P., a Delaware limited partnership

HPL Asset Holdings LP, a Delaware limited partnership

HPL Consolidation LP, a Delaware limited partnership

HPL GP, LLC, a Delaware limited liability company

HPL Holdings GP, L.L.C., a Delaware limited liability company

HPL Houston Pipe Line Company, LLC, a Delaware limited liability company

HPL Leaseco LP, a Delaware limited partnership

HPL Resources Company LP, a Delaware limited partnership

HPL Storage GP LLC, a Delaware limited liability company

HSC Acquirer LLC, a Delaware limited liability company

Jalisco Corporation, a California corporation

Japan Sun Oil Company, Ltd., a Japan other

K Rail LLC, a Delaware limited liability company

Kanawaha Rail LLC, a Virginia limited liability company

LA GP, LLC, a Texas limited liability company

La Grange Acquisition, L.P., a Texas limited partnership

Lake Charles Exports, LLC, a Delaware limited liability company

Lake Charles LNG Export Company, LLC, a Delaware limited liability company

Lake Charles LNG Exports, LLC, a Delaware limited liability company

Lavan Petroleum Company (LAPCO), an Iran, Islamic Republic of other

Lee 8 Storage Partnership, a Delaware limited partnership

Leon Limited Partnership I, an Oklahoma limited partnership

Lesley Corporation, a Delaware corporation

LG PL, LLC, a Texas limited liability company

LGM, LLC, a Texas limited liability company

Liberty Pipeline Group, LLC, a Delaware limited liability company

Libre Insurance Company, Ltd., a Bermuda other

LJL, LLC, a West Virginia limited liability company

Loadout LLC, a Delaware limited liability company

Lone Star NGL Asset GP LLC, a Delaware limited liability company

Lone Star NGL Asset Holdings II LLC, a Delaware limited liability company

Lone Star NGL Asset Holdings LLC, a Delaware limited liability company

Lone Star NGL Development LP, a Delaware limited partnership

Lone Star NGL Fractionators LLC, a Delaware limited liability company

Lone Star NGL Hastings LLC, a Delaware limited liability company

Lone Star NGL Hattiesburg LLC, a Delaware limited liability company

Lone Star NGL LLC, a Delaware limited liability company

Lone Star NGL Marketing LLC, a Delaware limited liability company

Lone Star NGL Mont Belvieu GP LLC, a Delaware limited liability company

Lone Star NGL Mont Belvieu LP, a Delaware limited partnership

Lone Star NGL Pipeline LP, a Delaware limited partnership

Lone Star NGL Product Services LLC, a Delaware limited liability company

Lone Star NGL Refinery Services LLC, a Delaware limited liability company

Lone Star NGL Sea Robin LLC, a Delaware limited liability company

Lugrasa, S.A., a Panama corporation

Mascot, Inc. (MA), a Massachusetts corporation

Materials Handling Solutions LLC, a Delaware limited liability company

Mi Vida JV LLC, a Delaware limited liability company

Midcontinent Express Pipeline LLC, a Delaware limited liability company

Mid-Continent Pipe Line (Out) LLC, a Texas limited liability company

Midstream Gas Services, LLC, a Texas limited liability company

Oasis Partner Company, a Delaware corporation

Oasis Pipe Line Company Texas L.P., a Texas limited partnership

Oasis Pipe Line Company, a Delaware corporation

Oasis Pipe Line Finance Company, a Delaware corporation

Oasis Pipe Line Management Company, a Delaware corporation

Oasis Pipeline, LP, a Texas limited partnership

Ohio River System LLC, a Delaware limited liability company

Oil Casualty Insurance, Ltd., a Bermuda other

Oil Insurance Limited, Bermuda limited company

Pan Gas Storage LLC, a Delaware limited liability company

Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership

Panhandle Energy LNG Services, LLC, a Delaware limited liability company

Panhandle Holdings LLC, a Delaware limited liability company

Panhandle Storage LLC, a Delaware limited liability company

PEI Power Corporation, a Pennsylvania corporation

PEI Power II, LLC, a Pennsylvania corporation

Penn Virginia Operating Co. LLC, a Delaware limited liability company

PES Holdings, LLC, a Delaware limited liability company

PG Energy, Inc., a Pennsylvania corporation

Philadelphia Energy Solutions LLC, a Delaware limited liability company

Philadelphia Energy Solutions Refining and Marketing LLC, a Delaware limited liability company

Puerto Rico Sun Oil Company LLC, a Delaware limited liability company

PVR Midstream JV Holdings LLC, a Delaware limited liability company

Ranch Westex JV LLC, a Delaware limited liability company

Regency Crude Marketing LLC, a Delaware limited liability company

Regency DeSoto-Hesco Services LLC, a Texas limited liability company

Regency Employees Management Holdings LLC, a Delaware limited liability company

Regency Employees Management LLC, a Delaware limited liability company

Regency Energy Finance Corp., a Delaware corporation

Regency Energy Partners LP, a Delaware limited partnership

Regency ERCP LLC, a Delaware limited liability company

Regency Gas Services LP, a Delaware limited partnership

Regency Gas Utility LLC, a Delaware limited liability company

Regency GOM LLC, a Texas limited liability company

Regency GP LLC, a Delaware limited liability company

Regency GP LP, a Delaware limited partnership

Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company

Regency Hydorcarbons LLC, an Oklahoma limited liability company

Regency Intrastate Gas LP, a Delaware limited partnership

Regency Laverne LLC, an Oklahoma limited liability company

Regency Liquids Pipeline LLC, a Delaware limited liability company

Regency Marcellus Gas Gathering LLC, a Delaware limited liability company

Regency Mi Vida LLC, a Delaware limited liability company

Regency Midcontinent Express LLC, a Delaware limited liability company

Regency NEPA Gas Gathering LLC, a Texas limited liability company

Regency OLP GP LLC, a Delaware limited liability company

Regency Pipeline LLC, a Delaware limited liability company

Regency Quitman Gathering LLC, a Delaware limited liability company

Regency Ranch JV LLC, a Delaware limited liability company

Regency Texas Pipeline LLC, a Delaware limited liability company

Regency Utica Gas Gathering LLC, Delaware limited liability company

Regency Utica Holdco LLC, a Delaware limited liability company

Regency Vaughn Gathering LLC, a Texas limited liability company

RGP Marketing LLC, a Texas limited liability company

RGP Westex Gathering Inc., a Texas corporation

RGU West LLC, a Texas limited liability company

Rich Eagleford Mainline, LLC, a Delaware limited liability company

RIGS GP LLC, a Delaware limited liability company

RIGS Haynesville Partnership Co., a Delaware partnership

Rover Pipeline LLC, a Delaware limited liability company

RSS Water Services LLC, a Delaware limited liability company

Sea Robin Pipeline Company, LLC, a Delaware limited liability company

SEC Energy Products & Services, L.P., a Texas limited partnership

SEC Energy Realty GP, LLC, a Texas limited liability company

SEC General Holdings, LLC, a Texas limited liability company

SEC-EP Realty Ltd., a Texas limited partnership

Southern Union Gas Company, Inc., a Texas corporation

Southern Union Panhandle LLC, a Delaware limited liability company

SU Gas Services Operating Company, Inc., a Delaware corporation

SU Holding Company, Inc., a Delaware corporation

SU Pipeline Management LP, a Delaware limited partnership

SUCo LLC, a Delaware limited liability company

SUCo LP, a Delaware limited partnership

SUG Holding Company, a Delaware corporation

SUGAir Aviation Company, a Delaware corporation

Sun Alternate Energy Corporation, a Delaware corporation

Sun Atlantic Refining and Marketing B.V., a Netherlands other

Sun Atlantic Refining and Marketing B.V., Inc., a Delaware corporation

Sun Atlantic Refining and Marketing Company, a Delaware corporation

Sun Canada, Inc., a Delaware corporation

Sun Company, Inc., a Delaware corporation

Sun Company, Inc., a Pennsylvania corporation

Sun International Limited, a Bermuda other

Sun Lubricants and Specialty Products Inc., a Quebec corporation

Sun Mexico One, Inc., a Delaware corporation

Sun Mexico Two, Inc., a Delaware corporation

Sun Oil Company, a Delaware corporation

Sun Oil Export Company, a Delaware corporation

Sun Oil International, Inc., a Delaware corporation

Sun Petrochemicals, Inc., a Delaware corporation

Sun Pipe Line Company, a Texas corporation

Sun Pipe Line Delaware (Out) LLC, a Delaware limited liability company

Sun Refining and Marketing Company, a Delaware corporation

Sun Services Corporation, a Pennsylvania corporation

Sun Transport, LLC, a Pennsylvania limited liability company

Suncrest Resources, LLC, a Delaware limited liability company

Sun-Del Pipeline LLC, a Delaware limited liability company

Sun-Del Services, Inc., a Delaware corporation

Sunmarks, LLC, a Delaware limited liability company

Sunoco de Mexico, S.A. de C.V., a Mexico other

Sunoco Inc., a Pennsylvania corporation

Sunoco Logistic Partners L.P., a Delaware limited partnership

Sunoco Overseas, Inc., a Delaware corporation

Sunoco Partners Lease Acquisition & Marketing LLC, a Delaware limited liability company

Sunoco Partners LLC, a Pennsylvania limited liability company

Sunoco Power Marketing L.L.C., a Pennsylvania limited liability company

Sunoco Receivables Corporation, Inc., a Delaware corporation

Sunoco, Inc. (R&M), a Pennsylvania corporation

Sunoco, L.P., a Delaware limited partnership

Sunoco, LLC, a Delaware limited liability company

Sunoco, LLC, a Delaware limited liability company

Superior Gas Compression LLC, a Texas limited liability company

Sweeny Gathering, L.P., a Texas limited liability company

TETC, LLC, a Texas limited liability company

Texas Energy Transfer Company, Ltd., a Texas limited partnership

Texas Energy Transfer Power, LLC, a Texas limited liability company

The New Claymont Investment Company, a Delaware corporation

The Sunoco Foundation, a Pennsylvania not-for-profit corporation

Toney Fork LLC, a Delaware limited liability company

Trans-Pecos Pipeline, LLC, a Texas limited liability company

Transwestern Pipeline Company, LLC, a Delaware limited liability company

Trunkline Deepwater Pipeline LLC, a Delaware limited liability company

Trunkline Field Services LLC, a Delaware limited liability company

Trunkline Gas Company, LLC, a Delaware limited liability company

Trunkline LNG Holdings LLC, a Delaware limited liability company

Trunkline Offshore Pipeline LLC, a Delaware limited liability company

Venezoil, C.A., a Venezuela other

West Texas Gathering Company, a Delaware corporation

Westex Energy LLC, a Delaware limited liability company

WGP-KHC, LLC, a Delaware limited liability company

Whiskey Bay Gas Company, Ltd., a Texas limited partnership

Whiskey Bay Gathering Company, LLC, a Delaware limited liability company

SUBSIDIARIES OF SUNOCO LOGISTICS PARTNERS L.P., a Delaware limited partnership:

Excel Pipeline LLC, a Delaware limited liability company

Inland Corporation, an Ohio corporation

Mid-Valley Pipeline Company, an Ohio corporation

Sun Pipe Line Company of Delaware LLC, a Delaware limited liability company

Sunoco Lease Acquisition & Marketing LLC, a Delaware limited liability company

Sunoco Logistics Partners GP LLC, a Delaware limited liability company

Sunoco Logistics Partners Operations GP LLC, a Delaware limited liability company

Sunoco Logistics Partners Operations L.P., a Delaware limited partnership

Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership

Sunoco Partners NGL Facilities LLC, a Delaware limited liability company

Sunoco Partners Operating LLC, a Delaware limited liability company

Sunoco Partners Real Estate Acquisition LLC, a Delaware limited liability company

Sunoco Partners Rockies LLC, a Delaware limited liability company

Sunoco Pipeline Acquisition LLC, a Delaware limited liability company

Sunoco Pipeline L.P., a Texas limited partnership

West Texas Gulf Pipe Line Company, a Delaware corporation

SUBSIDIARIES OF SUNOCO LP, a Delaware limited partnership:

Aloha Petroleum LLC, a Delaware LLC

Aloha Petroleum, Ltd., a Hawaii Corporation

Applied Petroleum Technologies, Ltd., a Texas limited partnership

APT Management Company, LLC, a Texas limited liability company

C&G Investments, LLC, a Delaware limited liability company

Corpus Christie Reimco, LLC, a Texas limited liability company

GoPetro Transport LLC, a Texas limited liability company

MACS Retail LLC, a Virginia limited liability company

Mid-Atlantic Convenience Stores, LLC, a Delaware limited liability company

Quick Stuff of Texas, Inc., a Texas Corporation

Southside Oil, LLC, a Virginia limited liability company

SSP BevCo I LLC, a Texas limited liability company

SSP BevCo II LLC, a Texas limited liability company

SSP Beverage, LLC, a Texas limited liability company

Stripes Acquisition LLC, a Texas limited liability company

Stripes Holdings LLC, a Delaware limited liability company

Stripes LLC, a Texas limited liability company

Stripes No. 1009 LLC, a Texas limited liability company

Sunoco Energy Services LLC, a Texas limited liability company

Sunoco Finance Corp., a Delaware corporation

Susser Company, Ltd., a Texas limited partnership

Susser Finance Corporation, a Delaware corporation

Susser Financial Services LLC, a Delaware limited liability company

Susser Holding Corporation, a Delaware corporation

Susser Holdings, L.L.C., a Delaware limited liability company

Susser Petroleum Company LLC, a Texas limited liability company

Susser Petroleum Operating Company LLC, a Delaware limited liability company

Susser Petroleum Property Company LLC, a Delaware limited liability company

TCF Holdings Inc., a Texas corporation

TND Beverage, LLC, a Texas limited liability company

Town & Country Food Stores, Inc., a Texas corporation